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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
PROVECTUS PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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7327 Oak Ridge Highway, Suite A Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

Notice of 2003 Annual Meeting of Stockholders
To Be Held on May 15, 2003

To Our Stockholders:

        We will hold the 2003 Annual Meeting of the Stockholders of Provectus Pharmaceuticals, Inc. on Thursday, May 15, 2003, beginning at 3:00 p.m. Eastern time, at the offices of Baker, Donelson, Bearman & Caldwell, the Company's counsel, located at Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee 37902. The Annual Meeting is being held for the following purposes:

  1.
  To elect four directors to serve on the Company's Board of Directors for a one-year term;

  2.
  To act on a proposal to approve and adopt the Amended and Restated Articles of Incorporation of Provectus Pharmaceuticals, Inc.;

  3.
  To act on a proposal to approve and adopt the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan; and

  4.
  To transact any other business that properly comes before the Annual Meeting.

        Only stockholders of record as of the close of business on March 21, 2003 will be entitled to notice of and to vote at the Annual Meeting.

        You are cordially invited to attend the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope.

By order of the Board of Directors,

Daniel R. Hamilton Secretary

April 15, 2003

Your vote is Important

To ensure that you are represented at the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy in the accompanying envelope, regardless of whether you plan to attend the Annual Meeting in person. No additional postage is necessary if the proxy is mailed in the United States. You may revoke your proxy at any time before it is voted at the meeting.

i

7327 Oak Ridge Highway, Suite A Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

PROXY STATEMENT FOR
2003 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2003

        The Board of Directors of Provectus Pharmaceuticals, Inc., a Nevada corporation (which will be referred to as "the Company" in this proxy statement), has called a Annual Meeting of Stockholders of the Company, to be held on Thursday, May 15, 2003, beginning at 3:00 p.m. Eastern time, at Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee.

        This proxy statement first is being mailed to stockholders of the Company entitled to vote at the Annual Meeting on or about April 15, 2003.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of 2003 Annual Meeting of Stockholders. These matters include:

  1.
  Election of four directors to serve on the Company's Board of Directors for a one-year term;

  2.
  Action on a proposal to approve and adopt the Amended and Restated Articles of Incorporation of Provectus Pharmaceuticals, Inc.; and

  3.
  Action on a proposal to approve and adopt the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan.

        In addition, the Company's management will report on the performance of the Company during 2002 and respond to questions from stockholders.

Who is entitled to vote?

        Only stockholders of record at the close of business on March 21, 2003, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

Who can attend the meeting?

        All stockholders as of the record date or their duly appointed proxies, together with their guests, may attend the Annual Meeting.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company's common stock outstanding on the record date will constitute a quorum, thereby permitting the stockholders to conduct their business at the Annual Meeting. As of the record date, there were 9,452,689 outstanding shares of common stock. Shares held by stockholders present at the Annual Meeting who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the Annual Meeting.

How do I vote?

        If you complete and properly sign the accompanying proxy card and return it to us, the proxy holders named on the proxy card will vote your shares as you direct. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card or vote in person at the meeting. If you hold your shares in a brokerage account or in "street name" and you wish to vote at the Annual Meeting, you will need to obtain a proxy from the broker or other nominee who holds your shares.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy card bearing a later date. "Street name" stockholders must contact your broker or other nominee and follow its instructions if they wish to change their votes. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board's recommendations, together with a description of each item, are set forth in this proxy statement. In summary, the Board recommends a vote:

  1.
  FOR election of each of the four candidates nominated to serve of the Company's Board of Directors for a one-year term (see page 6 of this proxy statement).

  2.
  FOR the proposal to approve and adopt the Amended and Restated Articles of Incorporation of Provectus Pharmaceuticals, Inc. (see page 11 of this proxy statement).

  3.
  FOR the proposal to approve and adopt the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan (see page 13 of this proxy statement).

        If any other business is properly brought before the Annual Meeting, the proxy holders will vote your shares as the Board of Directors recommends. If the Board does not give a recommendation, the proxy holders will vote your shares as they may determine in their own discretion.

What vote is required to approve each item?

        Election of Directors.    The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. If you are present at the meeting and you abstain from voting for one or more directors, your shares will not be counted in the vote for any nominee, although they will be counted for the purpose of determining whether there is a quorum at the Annual Meeting. A properly executed proxy card marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will be treated as an abstention with respect to voting on the director or directors.

        Other Items.    For the proposal to approve and adopt the Amended and Restated Articles of Incorporation of Provectus Pharmaceuticals, Inc., for the proposal to amend the 2002 Stock Plan, and for any other item of business that properly comes before the Annual Meeting, the affirmative vote of the holders of a majority of the common stock present at the Annual Meeting, in person or by proxy, and entitled to vote will be required for approval. The shares of any stockholder present at the meeting who abstains from voting on the proposed ratification or on any other item will not be counted in the vote, although they will be counted for the purpose of determining whether there is a quorum at the Annual Meeting. An abstention, therefore, will have the effect of a negative vote. A properly executed proxy card marked "ABSTAIN" with respect to any such matter will not be voted and will be treated as an abstention with respect to that matter.

        In general, if you hold shares of common stock in "street name" through a broker or other nominee, and if your broker or other nominee is not instructed or otherwise empowered to vote your shares at a meeting with respect to a particular matter, then your shares will constitute "broker non-votes" as to the matter. In the election of directors, brokers generally have discretion to vote your shares even in the absence of express instructions from you. As to all matters, a broker non-vote will have the same effect as an abstention.

STOCK OWNERSHIP

Who are the largest owners of the Company's common stock? How much common stock do the Company's directors and executive officers own?

        The table on the following page shows the amount of common stock of the Company beneficially owned as of March 21, 2003 by each of the following:

  1.
  Each of our directors and named executive officers (the "named executive officers" are described in the Summary Compensation Table set forth under the heading "Executive Officer Compensation" on page 9 of this proxy statement);

  2.
  Each person whom we believe beneficially owns more than 5% of our outstanding voting stock; and

  3.
  All executive officers and directors as a group.

        In accordance with the rules promulgated by the Securities and Exchange Commission, beneficial ownership as disclosed in the table includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, through the exercise of options, warrants or other rights.

Name and Address (1)	Amount and Nature of Beneficial Ownership (2)		Percentage of Class (3)
H. Craig Dees	1,416,609	(4)	15.0%
Timothy C. Scott	1,416,269	(5)	15.0
Eric A. Wachter	1,428,849	(6)	15.1
Daniel R. Hamilton	318,750	(7)	3.4
Stuart Fuchs	452,919	(8)	4.8
Walter G. Fisher 2009 Still Water Lane Knoxville, TN 37922	897,191	(9)	9.5
John T. Smolik 119 Tanasi Court Loudon, TN 37774	897,339	(10)	9.5
Justeene Blankenship 2469 East Fort Union Boulevard, Suite 214 Salt Lake City, UT 84121	493,666		5.2
Gryffindor Capital Partners I, L.L.C. 150 North Wacker Drive, Suite 800 Chicago, IL 60606	452,919	(11)	4.8
All directors and executive officers as a group (5 persons)	4,959,396	(12)	52.5

(1)
If no address is given, the named individual is an executive officer or director of Provectus Pharmaceuticals, Inc., whose business address is 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931.

(2)
Shares of common stock that a person has the right to acquire within 60 days of April 15, 2003 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

(3)
As of March 21, 2003, there were 9,452,689 shares of common stock issued and outstanding.

(4)
Dr. Dees's beneficial ownership includes 536 shares of common stock held by Dees Family Foundation, an entity established for the benefit of Dr. Dees's family, and 18,750 shares of common stock subject to options which are exercisable within 60 days.

(5)
Dr. Scott's beneficial ownership includes 55,996 shares of common stock held by Scott Family Investment Limited Partnership, a limited partnership established for the benefit of Dr. Scott's family, and 18,750 shares of common stock subject to options which are exercisable within 60 days.

(6)
Dr. Wachter's beneficial ownership includes 4,867 shares of common stock held by the Eric A. Wachter 1998 Charitable Remainder Unitrust and 18,750 shares of common stock subject to options which are exercisable within 60 days.

(7)
Mr. Hamilton's beneficial ownership includes 18,750 shares of common stock subject to options which are exercisable within 60 days.

(8)
Mr. Fuchs's beneficial ownership includes 226,459 shares of common stock held by SFF Limited Partnership, a limited partnership of which Mr. Fuchs is the general partner; and 226,460 shares of common stock held by Gryffindor Capital Partners I, L.L.C., a Delaware limited liability company of which Mr. Fuchs is the managing principal ("Gryffindor"). Our relationship with Gryffindor is discussed in more detail below under the heading "Certain Relationships and Related Transactions—Investment by Gryffindor."

(9)
Dr. Fisher's beneficial ownership includes 55,577 shares of common stock held by Fisher Family Investment Limited Partnership; and 9,734 shares of common stock held by the Walt Fisher 1998 Charitable Remainder Unitrust.

(10)
Mr. Smolik's beneficial ownership includes 48,666 shares of common stock held by Smolik Family LLP.

(11)
Gryffindor's beneficial ownership includes 226,459 shares of common stock held by SFF Limited Partnership, a limited partnership of which Stuart Fuchs, a director of the Company, is the general partner. Gryffindor disclaims beneficial ownership of these shares.

(12)
Includes 300,000 shares of common stock subject to options which are exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

        The federal securities laws require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our securities. Based solely on our review of the copies of these forms received by us or representations from certain reporting persons, we believe that SEC beneficial ownership reporting requirements for 2002 were met with the following exceptions:

  1.
  H. Craig Dees became our Chief Executive Officer and a director of the Company on April 23, 2002, upon our acquisition of Provectus Pharmaceuticals, Inc., a privately held Tennessee corporation ("PPI"). The Form 3 required to be filed in connection with Dr. Dees's assumption of these positions was due on May 3, 2002 but was not filed until July 23, 2002.

  2.
  Timothy C. Scott became our President and a director of the Company on April 23, 2002, upon our acquisition of PPI. The Form 3 required to be filed in connection with Dr. Scott's assumption of these positions was due on May 3, 2002 but was not filed until July 23, 2002.

  3.
  Eric A. Wachter became our Vice President—Pharmaceuticals and a director of the Company on April 23, 2002, upon our acquisition of PPI. The Form 3 required to be filed in connection with Dr. Wachter's assumption of these positions was due on May 3, 2002 but was not filed until July 23, 2002.

  4.
  Daniel R. Hamilton became our Chief Financial Officer on April 23, 2002, upon our acquisition of PPI. The Form 3 required to be filed in connection with Mr. Hamilton's assumption of this position was due on May 3, 2002 but was not filed until July 23, 2002.

  5.
  On November 19, 2002, as a result of our acquisition of Valley Pharmaceuticals, Inc., a Tennessee corporation formerly known as Photogen, Inc. ("Valley"), Dr. Dees acquired direct and indirect beneficial ownership of an additional 97,859 shares of our common stock. The Form 4 required to be filed in connection with this transaction was due on November 21, 2002 but was not filed until November 27, 2002.

  6.
  On November 19, 2002, as a result of our acquisition of Valley, Dr. Scott acquired direct and indirect beneficial ownership of an additional 97,519 shares of our common stock. The Form 4 required to be filed in connection with this transaction was due on November 21, 2002 but was not filed until November 27, 2002.

  7.
  On November 19, 2002, as a result of our acquisition of Valley, Dr. Wachter acquired direct and indirect beneficial ownership of an additional 110,099 shares of our common stock. The Form 4 required to be filed in connection with this transaction was due on November 21, 2002 but was not filed until November 27, 2002.

        Due to the complexity of the reporting rules, we have instituted procedures to assist our officers and directors with these obligations. Our acquisition of PPI is discussed in more detail below under the heading "Certain Relationships and Related Transactions—Acquisition of PPI." Our acquisition of Valley is discussed in more detail below under the heading "Certain Relationships and Related Transactions—Acquisition of Valley Pharmaceuticals."

ITEM 1:
ELECTION OF DIRECTORS

        The first item of business at the Annual Meeting will be the election of directors. The Board of Directors of the Company consists of four directors, all of whom are standing for reelection at the Annual Meeting.

Which directors of the Company are standing for election?

        The following persons have been nominated by the Board of Directors to serve as directors for a one-year term expiring at the Company's 2003 Annual Meeting of Stockholders:

        H. Craig Dees, Ph.D., 51, Director.    Dr. Dees has served as our Chief Executive Officer and as a member of our Board of Directors since we acquired PPI on April 23, 2002. Before joining us, from 1997 to 2002 he served as senior member of the management team of Photogen Technologies, Inc., ("Photogen"), the former corporate parent of Valley when Valley was known as "Photogen, Inc.," including serving as a member of the Board of Directors of Photogen from 1997 to 2000. (Our acquisition of Valley Pharmaceuticals is discussed in more detail below under the heading "Certain Relationships and Related Transactions—Acquisition of Valley Pharmaceuticals.") Prior to joining Photogen, Dr. Dees served as a Group Leader at the Oak Ridge National Laboratory ("ORNL"), and as a senior member of the management teams of LipoGen Inc., a medical diagnostic company which used genetic engineering technologies to manufacture and distribute diagnostic assay kits for auto-immune diseases, and TechAmerica Group Inc., now a part of Boehringer Ingelheim Vetmedica, Inc., the U.S. animal health subsidiary of Boehringer Ingelhem GmbH, an international chemical and pharmaceutical company headquartered in Germany. He has developed numerous products in a broad range of areas, including ethical vaccines, human diagnostics, cosmetics and OTC pharmaceuticals, and has set several regulatory precedents in licensing and developing biotechnology-derived products. For example, Dr. Dees developed and commercialized the world's first live viral vaccine produced by recombinant DNA technologies and licensed the first recombinant antigen human diagnostic assay using a FDA Class II licensure. While at TechAmerica he developed and obtained USDA approval for the first in vitro assay for releasing "killed" viral vaccines. Dr. Dees also has licensed successfully a number of proprietary cosmetic products and formulated strategic planning for developing cosmetic companies. He earned a Ph.D. in Molecular Virology from the University of Wisconsin—Madison in 1984.

        Timothy C. Scott, Ph.D., 45, Director.    Dr. Scott has served as our President and as a member of our Board of Directors since we acquired PPI on April 23, 2002. Prior to joining us, Dr. Scott was as a senior member of the Photogen management team from 1997 to 2002, including serving as Photogen's Chief Operating Officer from 1999 to 2002, as a director of Photogen from 1997 to 2000, and as interim CEO for a period in 2000. Before joining Photogen, he served as senior management of Genase LLC, a developer of enzymes for fabric treatment, and held senior research and management positions at ORNL. Dr. Scott has been involved in developing numerous high-tech innovations in a broad range of areas, including separations science, biotechnology, biomedical, and advanced materials. He has licensed several of his innovations to the oil and gas and biotechnology industries. As Director of the Bioprocessing R&D Center at ORNL, Dr. Scott achieved a national presence in the area of use of advanced biotechnology for the production of energy, fuels, and chemicals. He Dr. Scott earned a Ph.D. in Chemical Engineering from the University of Wisconsin—Madison in 1985.

        Eric A. Wachter, Ph.D., 40, Director.    Dr. Wachter has served as our Vice President—Pharmaceuticals and as a member of our Board of Directors since we acquired PPI on April 23, 2002. Prior to joining us, from 1997 to 2002 he was a senior member of the management team of Photogen, including serving as Secretary and a director of Photogen since 1997 and as Vice President and Secretary and a director of Photogen since 1999. Prior to joining Photogen, Dr. Wachter served as a senior research staff member with ORNL. Starting during his affiliation with Photogen, Dr. Wachter has been extensively involved in pre-clinical development and clinical testing of pharmaceuticals and medical device systems, as well as with coordination and filing of patents. He earned a Ph.D. in Chemistry from the University of Wisconsin—Madison in 1988.

        Stuart Fuchs, 56, Director.    Mr. Fuchs has served as a member of our Board of Directors since January 23, 2003. He is the co-founder and managing principal of Gryffindor, a Chicago-based venture capital firm. Mr. Fuchs recently was named one of the Top 100 people in Chicago's high-tech economy by the editors of I-Street magazine. Before joining Gryffindor, he was a founding stockholder of several biotech companies, including Angiogen LLC, which develops combinations of drugs to stimulate in vivo production of factors that inhibit the growth of blood vessels in tumors, and Nace Pharma LLC ("Nace Pharma"), which develops drugs that employ novel drug delivery technologies. Through Nace Resources Inc. ("NRI"), a Delaware corporation providing strategic and financial advice to companies in the technology sector, Mr. Fuchs has formed or participated in groups of angel investors on behalf of several companies, including Miicro Inc., Celsion Corp. and Photogen. Before founding NRI, he served for 19 years as an investment banker with Goldman, Sachs & Co., where he co-managed the firm's public finance activities for the Midwest region. Before joining Goldman, Sachs & Co., Mr. Fuchs was a lawyer in private practice with Barrett Smith Schapiro & Simon in New York. He also serves on the board of directors of PurchasePooling Solutions Inc., Austin, Texas. Mr. Fuchs holds an A.B. degree from Harvard College and a J.D. from Harvard Law School and is a member of the Association of the Bar of the City of New York.

        Each nominee has consented to serve on the Board of Directors. If any nominee were to become unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxy holders on the accompanying proxy card will vote for the substitute nominee designated by the Board of Directors.

What vote is required to elect the candidates? What is the Board's recommendation?

        The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.

        The Board of Directors recommends that the stockholders vote FOR each of the nominees for election to the Board of Directors named above.

How often did the Board of Directors meet in 2002?

        The Board of Directors met 0 times and took action by unanimous written consent 16 times during 2002. After becoming directors in April 2002, Drs. Dees, Scott and Wachter each attended more than 75% of the total number of meetings of the Board and its committees on which he served.

How does the Board of Directors operate?

        Because the Board of Directors consists of only four members and our operations remain amenable to oversight by a limited number of directors, the Board has not delegated any of its functions to committees.

How are directors compensated?

        Three of our directors, Drs. Dees, Scott and Wachter, are also full-time employees of the Company. As discussed below under the heading "Executive Officer Compensation," they are compensated for their service in those roles. They are not separately compensated for their service as directors.

        We reimburse Mr. Fuchs for expenses he incurs in fulfilling his duties as a director, including attending meetings of the Board of Directors. We do not otherwise compensate Mr. Fuchs for his services as a director.

Certain Relationships and Related Transactions

Acquisition of PPI

        On April 23, 2002, pursuant to an Agreement and Plan of Reorganization dated April 22, 2002 (the "PPI Agreement") among the Company, PPI, and the stockholders of PPI (the "PPI Stockholders"), we acquired PPI by issuing 6,680,000 shares of our common stock to the PPI Stockholders in exchange for all of the issued and outstanding stock of PPI. As a result of this transaction, PPI became a wholly owned subsidiary of the Company. On April 22, 2002, the closing price of our common stock was $3.00 per share. H. Craig Dees, our Chief Executive Officer and a director of the Company, was the Chief Executive Officer and a director of PPI and a PPI Stockholder. Timothy C. Scott, our President and a director of the Company, was the President and a director of PPI and a PPI Stockholder. Eric A. Wachter, our Vice President—Pharmaceuticals and a director of the Company, was the Vice President—Pharmaceuticals and a director of PPI and a PPI Stockholder. Daniel R. Hamilton, our Chief Financial Officer, was the Chief Financial Officer of PPI and a PPI Stockholder. Drs. Dees, Scott and Wachter and Mr. Hamilton had no relationship with the Company prior to the acquisition of PPI. We believe that the terms of the acquisition of PPI were obtained by arms-length bargaining.

Agreement with Nace Pharma

        On June 7, 2002, we entered into a letter agreement with Nace Pharma under which Nace Pharma has agreed to act as our representative to introduce us and our products to certain designated major pharmaceutical companies such as Pfizer Inc. and Bayer A.G. In the letter agreement, we granted Nace Pharma warrants for the purchase of 100,000 shares of our common stock at an exercise price of approximately $2.29 per share. These warrants will become exercisable only when and if Nace Pharma successfully introduces us to one of the designated major pharmaceutical companies and that introduction results in a transaction with an estimated value to us of at least $10 million, and will expire on June 7, 2005 if not exercised before that date. In addition to the warrants, the letter agreement provides that we will pay Nace a portion of any revenues we receive from any of the designated major pharmaceutical companies: 2.5% of the first $50 million in cumulative revenues, and 5.0% of any revenues beyond $50 million. Since we signed the letter agreement with Nace Pharma, Stuart Fuchs, one of the principals of Nace Pharma, has become a director of the Company. We believe that the terms of our agreement with Nace Pharma were obtained by arms-length bargaining prior to the time Mr. Fuchs became a director of the Company.

Agreement with Nace Resources

        On August 29, 2002, we entered into a letter agreement with NRI under which NRI has agreed to provide us with certain investment banking services focusing on obtaining investment in our business through a private placement of our securities. If NRI assists us in obtaining a successful investment, the letter agreement provides that we will be obligated to pay NRI 5% of any cash consideration we receive in the investment transaction, as well as warrants for the purchase of our common stock at an exercise price equal to the price per share paid by investors in the investment transaction. The number of shares of our common stock that would be subject to these warrants would be equal to 5% of the number of shares issued or issuable to investors in the investment transaction. Since we signed the letter agreement with NRI, Stuart Fuchs, one of the principals of NRI, has become a director of the Company. We believe that the terms of our agreement with NRI were obtained by arms-length bargaining prior to the time Mr. Fuchs became a director of the Company.

Acquisition of Valley Pharmaceuticals

        On November 19, 2002, pursuant to an Agreement and Plan of Reorganization dated November 15, 2002 (the "Valley Agreement") between the Company, PPI, Valley, and the holders of Valley's issued and outstanding common stock (the "Valley Stockholders"), we acquired Valley by merging PPI with and into Valley. As a result of this transaction, Valley became a wholly owned subsidiary of the Company and changed its name to "Xantech Pharmaceuticals, Inc." As consideration for the acquisition of Valley, we issued an aggregate of 500,007 shares of common stock to the Valley Stockholders, who were the five scientists who initially founded Valley (under the name Photogen, Inc.) and certain entities benefiting them and the members of their respective families. On November 19, 2002, the closing price of our common stock was $0.40 per share. Drs. Dees, Scott and Wachter were officers and directors of Valley and Valley Stockholders. We believe that the terms of the Valley Agreement are no less favorable to the Company than terms that could have been determined through arms-length bargaining.

Investment by Gryffindor

        On November 26, 2002, pursuant to a Convertible Secured Promissory Note and Warrant Purchase Agreement dated November 26, 2002 (the "Gryffindor Agreement") between the Company and Gryffindor, Gryffindor purchased our $1 million Convertible Secured Promissory Note dated November 26, 2002 (the "Note"). The Note bears interest at 8% per annum, payable quarterly in arrears, and is due and payable in full on November 26, 2004. Subject to certain exceptions, the Note is convertible into shares of our common stock on or after November 26, 2003, at which time the principal amount of the Note is convertible into common stock at the rate of one share for each $0.737 of principal so converted and accrued but unpaid interest on the Note is convertible at the rate of one share for each $0.55 of accrued but unpaid interest so converted. Our obligations under the Note are secured by a first priority security interest in all of the Company's assets, including the capital stock of our wholly owned subsidiary Xantech Pharmaceuticals, Inc., a Tennessee corporation ("Xantech"). In addition, our obligations to Gryffindor are guaranteed by Xantech, and Xantech's guarantee is secured by a first priority security interest in all of Xantech's assets. Pursuant to the Gryffindor Agreement, we also issued to Gryffindor and to Stuart Fuchs, the managing principal of Gryffindor, Common Stock Purchase Warrants dated November 26, 2002 (the "Warrants"), entitling Gryffindor and Mr. Fuchs to purchase, in the aggregate, up to 452,919 shares of common stock at a price of $0.001 per share. Simultaneously with the completion of the transactions described in the Gryffindor Agreement, Gryffindor and Mr. Fuchs exercised the Warrants in their entirety, and we issued 226,460 shares of our common stock to Gryffindor and 226,459 shares to Mr. Fuchs. On January 23, 2003, pursuant to the Gryffindor Agreement, Mr. Fuchs became a director of the Company. We believe that the terms of the Gryffindor Agreement were obtained by arms-length bargaining prior to the time Mr. Fuchs became a director of the Company.

EXECUTIVE OFFICER COMPENSATION

Executive Officers

        Our executive officers are:

        H. Craig Dees, Ph.D., 51, Chief Executive Officer.    A biography of Dr. Dees is set forth above under the heading "Election of Directors."

        Timothy C. Scott, Ph.D., 45, President.    A biography of Dr. Scott is set forth above under the heading "Election of Directors."

        Eric A. Wachter, Ph.D., 40, Vice President—Pharmaceuticals.    A biography of Dr. Wachter is set forth above under the heading "Election of Directors."

        Daniel R. Hamilton, 53, Chief Financial Officer.    Mr. Hamilton has served as our Chief Financial Officer since we acquired PPI on April 23, 2002. Before joining us, from 1997 to 2002 he served as Manager of Finance and Administration for Photogen. Mr. Hamilton has diversified professional experience working in all aspects of accounting and financial operations with special emphasis on planning and objective setting, operational and financial leadership, and administrative management. He has experience in private companies, public institutions, and public corporations subject to SEC rules. Mr. Hamilton earned a Bachelor of Science degree in Business Administration from the University of Tennessee in 1971, and is a Certified Public Accountant.

Summary Compensation Table

        The table below shows the annual, long-term and other compensation for services in all capacities to the Company and its subsidiaries paid during the year ended December 31, 2002 to our Chief Executive Officer and the other four most highly compensated executive officers of the Company during the year ended December 31, 2002 (the "named executive officers"):

		Annual Compensation
Name and Position	Year	Salary (1)	Bonus	Other Annual Compensation	All Other Compensation (1)
H. Craig Dees, Chief Executive Officer (2)	2002	$18,750	$0	$0	$18,750
Timothy C. Scott, President (3)	2002	18,750	0	0	18,750
Eric A. Wachter, Vice President—Pharmaceuticals (4)	2002	18,750	0	0	18,750
Daniel R. Hamilton, Chief Financial Officer (5)	2002	15,000	0	0	15,000
Kelly Adams, President (6)	2002 2001	0 0	0 0	0 0	600,000 10,000

(1)
Drs. Dees, Scott and Wachter and Mr. Hamilton served without salary from April 23, 2002 until November 16, 2002. Beginning November 16, 2002, we began paying them their respective regular salaries. From November 16, 2002 to December 31, 2002, we also paid them an amount equal to their salary for that period as compensation for their earlier service without salary. These amounts are listed in the "All Other Compensation" column.

(2)
Dr. Dees became our Chief Executive Officer on April 23, 2002, upon the completion of our acquisition of PPI.

(3)
Dr. Scott became our President on April 23, 2002, upon the completion of our acquisition of PPI.

(4)
Dr. Wachter became our Vice President—Pharmaceuticals on April 23, 2002, upon the completion of our acquisition of PPI.

(5)
Mr. Hamilton became our Chief Financial Officer on April 23, 2002, upon the completion of our acquisition of PPI.

(6)
Mr. Adams served as our President and sole director from February 23, 2001 until April 23, 2002, when he resigned upon our acquisition of PPI and the election of our present directors and executive officers. On March 7, 2001, Mr. Adams a grant of 1,000,000 shares of our common stock, valued at $10,000, for services rendered to the Company; the number of shares was reduced to 3,333 as a result of the 300-to-1 reverse split of our common stock effected on April 15, 2002. On April 23, 2002, as part of the transaction in which we acquired PPI, Mr. Adams received a grant of 200,000 shares of our common stock. These amounts are reported for Mr. Adams in the "All Other Compensation" column.

Employment Agreements

Confidentiality, Inventions and Non-Competition Agreements

        As a condition to the loan we obtained from Gryffindor under the Gryffindor Agreement, we entered into Confidentiality, Inventions and Non-Competition Agreements with Drs. Dees, Scott, and Wachter (the "CINC Agreements"). The CINC Agreements prohibit Drs. Dees, Scott, and Wachter each from disclosing our confidential information at any time while he is employed by the Company or during the five-year period after his employment ends for any reason. The CINC Agreements also provide that any invention or development that Dr. Dees, Dr. Scott, or Dr. Wachter may invent as a result of the work he does for us during his employment or during the one-year period after his employment ends for any reason belongs to the Company. Finally, the CINC Agreements prevent Dr. Dees, Dr. Scott, or Dr. Wachter from engaging in certain kinds of competition with us for a period of 18 months after his employment ends for any reason. We believe that these provisions are prudent practice for technology-intensive businesses such as ours, and similar provisions are included in the employment agreements of executive officers of most biopharmaceutical companies.

        Except for the CINC Agreements, we have not entered into any agreements with Dr. Dees, Dr. Scott, Dr. Wachter, or Mr. Hamilton pertaining to his employment.

ITEM 2:
APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Summary of Proposal

        The Board has adopted, subject to stockholder approval, the Amended and Restated Articles of Incorporation of Provectus Pharmaceuticals, Inc. (the "Amended Articles"). If approved by the stockholders at the Annual Meeting, the proposed Amended Articles would replace entirely our current Articles of Incorporation. The full text of the proposed Amended Articles is attached as Exhibit A to this proxy statement.

General Effect of the Amended Articles

        If approved, the proposed Amended Articles will make three major changes to our Articles of Incorporation by:

Giving us the authority to issue up to 25 million shares of preferred stock.

        The preferred stock that would be authorized by approval of the Amended Articles would be in addition to the 100 million shares of common stock which we already have the authority to issue. The Amended Articles do not establish rights or preferences of any preferred stock. Rather, they give the Board the power to determine the rights and preferences of a series of preferred stock from time to time as necessary. Any such series of preferred stock could have rights and preferences senior to those of our common stock, including as to votes per share or as to the distribution of our assets in the event of the bankruptcy or liquidation of the Company. In addition, the issuance of shares of preferred stock would increase the number of shares outstanding, possibly resulting in the dilution of earnings per share.

Improving our power to indemnify our directors, officers, employees and agents.

        If our directors, officers, employees or agents are sued for their performance in those roles (such as, for example, in a derivative suit), our current Articles of Incorporation permit us to indemnify them "to the full extent permitted by the laws of the State of Nevada." If adopted, the Amended Articles would require us to indemnify any director or officer against any and all expenses, losses, liabilities that he or she might incur as a result of being named as a defendant in any action, suit, or proceeding as a result of their service as a director or officer of the Company, or as a result of their serving at our request as the director, officer, employee, agent, member, manager, or trustee of any other corporation, limited liability company or other business, including any employee benefit plan. In addition, we would be permitted to advance expenses to a director, officer, employee or agent, provided that he or she agreed to reimburse us in the event that the litigation determined that he or she was not entitled to indemnification. Our obligations in this respect would be a contractual commitment on our part to each of our directors and officers; any subsequent change to the indemnification provisions of our Articles of Incorporation would not affect the rights afforded to our directors, officers, employees and agents while the Amended Articles were in force.

Enhancing the power of the Board of Directors to adopt, amend, or repeal our Bylaws.

        Under Nevada law, our stockholders have the power to adopt, amend or repeal our Bylaws by the vote of a majority of the stockholders present at a meeting. Our Board of Directors also may adopt, amend or repeal the Bylaws, but it may not adopt, amend or repeal any bylaw adopted by the stockholders. If adopted, the Amended Articles would continue to permit the Board to adopt, amend or repeal the Bylaws. Stockholders, however, would not be able to adopt, amend, or repeal any part of the Bylaws unless the proposed change received the affirmative vote of stockholders holding 75% of the voting power of all of our outstanding shares. As under our current Articles of Incorporation, any change to the Bylaws made by the stockholders could not be amended or repealed by the Board.

        The proposed Amended Articles also will reduce or eliminate unnecessary verbiage in our current Articles of Incorporation.

        If the proposed Amended Articles are adopted, they will become effective upon their filing with the Secretary of State of the State of Nevada.

Reasons for the Amended Articles

        Preferred Stock.    Our current Articles of Incorporation do not authorize us to issue any preferred stock. The Board has evaluated our financial needs and has determined that to have the flexibility necessary to obtain additional financing on satisfactory terms, we must be able to issue preferred stock. Upon stockholder approval of the proposed Amended Articles, the preferred stock might be used without any further stockholder approval for various purposes, including raising capital, establishing strategic relationships with other companies and expanding our business or product lines through the acquisition of other businesses or products. To this end, we continue to evaluate various opportunities regarding potential capital-raising transactions, but we currently have no specific plans with respect to setting the rights or preferences of any series of preferred stock or issuing any shares of preferred stock.

        Indemnification of Directors and Officers.    As our business grows, we expect to identify and retain additional officers, employee and agents to conduct our business operations on a day-to-day business. In addition, we expect to identify candidates with desirable business and financial experience to serve on our Board of Directors. Especially in the current business environment, the directors, officers, and employees of public companies such as Provectus may be exposed to additional potential liability as the result of their service in these roles. Frequently, this additional liability results not from the actions of these persons or their service to us but from lawsuits based on actions beyond their control. A key element of our ability to attract and retain directors, officers, and employees will be our ability to shield them from these undesirable personal consequences of their service. Candidates with desirable experience may be dissuaded from joining us as directors, officers, or employees if we are unable to protect them in this fashion. Our Board of Directors believes that the indemnification provisions of the proposed Amended Articles enhance our ability to protect our directors, officers, employees, and agents from unjustified expenses, losses, and liabilities.

        Bylaws Amendments.    Under our current Articles of Incorporation, a dissident stockholder or group of stockholders could amend our bylaws to make it more difficult to operate our business and execute our business plan. By raising the threshold for stockholder amendments to the Bylaws from a majority of the stockholders voting at a meeting to 75% of the voting power of the outstanding shares, the proposed Amended Articles reduce this risk.

Potential Anti-Takeover Effect

        The shares of preferred stock that would become available for issuance if the proposed Amended Articles were adopted also could be used by Provectus to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of preferred stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although the authorization of preferred stock in the proposed Amended Articles has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of the proposed Amended Articles could facilitate future efforts by the Company to deter or prevent changes in control, including transactions in which stockholders otherwise might receive a premium for their shares over then-current market prices.

What vote is required to approve the proposal? What is the Board's recommendation?

        Approval of the Amended and Restated Articles of Incorporation requires the affirmative vote of a majority of shares present at the Annual Meeting, either in person or by proxy.

        The Board of Directors recommends that the stockholders vote FOR proposal to approve and adopt the Amended and Restated Articles of Incorporation of Provectus Pharmaceuticals, Inc.

ITEM 3:
APPROVAL OF 2002 STOCK OPTION PLAN

        At the Annual Meeting, stockholders will be asked to approve the adoption of the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan (the "Stock Plan"). The 2002 Plan amends and restates in its entirety the Provectus Pharmaceuticals, Inc. 2002 Stock Plan (the "Prior Plan"), which was approved by the Board of Directors serving immediately before we acquired PPI but was never submitted to the stockholders for their approval. On March 24, 2003, our present Board of Directors approved the 2002 Plan as a complete amendment and restatement of the Prior Plan and recommended that the 2002 Plan be submitted to our stockholders for approval.

        The purpose of a long-term incentive plan is to direct the attention and efforts of participating employees to the long-term performance of the Company by relating incentive compensation to the achievement of long-term corporate economic objectives. The 2002 Plan also is designed to retain, reward and motivate participating employees by providing an opportunity for investment in the Company and the advantages inherent in ownership of our common stock. Our Board of Directors believes that the adoption of the 2002 Plan is necessary in order to recruit and retain a pool of skilled and experienced employees as our business expands.

What are the terms of the 2002 Plan?

        A summary of the principal features of the 2002 Plan is provided below. This summary is qualified in its entirety by reference to the full text of the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan, which is attached as Exhibit B to this proxy statement.

General Terms

        The 2002 Plan provides for the grant of four types of incentive awards: stock options, stock appreciation rights ("SARs"), rights to purchase restricted stock, and long-term performance awards.

        Employees of the Company and consultants to the Company, including officers and directors of the Company who also are employees or consultants, and directors of the Company who are not employees whose present and potential contributions are important to our continued success are eligible to receive awards under the 2002 Plan.

        A total of 2,000,000 shares of our common stock may be subject to, or issued pursuant to, awards granted under the 2002 Plan. If an award under the 2002 Plan is forfeited or terminated for any reason, the shares of common stock that were subject to the award again become available for distribution in connection with awards under the 2002 Plan. In addition, shares subject to SARs that are exercised for cash again become available for distribution in connection with awards under the 2002 Plan.

        The 2002 Plan may be administered by one or more administrators (the "Administrator") if the Board deems division of administration necessary or desirable in order to comply with applicable law. Because the Board of Directors has not appointed any committees and because we have so few employees, the Board currently is acting as the Administrator of the 2002 Plan.

        The Administrator has the exclusive discretion to select the employees, consultants and non-employee directors who receive awards under the 2002 Plan ("Participants") and to determine the type, size, and terms of each award, to modify the terms of awards, to determine when awards will be granted and paid, and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the Plan. The 2002 Plan will remain in effect until all awards under the 2002 Plan either have been satisfied by the issuance of shares of our common stock or the payment of cash or have expired or otherwise terminated or the 2002 Plan is otherwise terminated by the Board. However, no awards may be granted more than ten years after the date of the Plan's approval. Generally, a Participant's rights and interest under the Plan will not be transferable except by will or by the laws of descent and distribution.

        The 2002 Plan is not qualified under Section 401(a) of the Code.

Types of Awards

        Stock options are rights to purchase a specified number of shares of our common stock at a price fixed by the Administrator. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code or "non-qualified options" which do not satisfy the conditions to be treated as incentive stock options. The exercise price for stock options issued under the 2002 Plan that qualify as incentive stock options may not be less than 100% of the fair market value as of the date of grant. The option exercise price may be satisfied in cash, by check or a promissory note, by exchanging shares of our common stock owned by the Participant, or a combination of these methods. The Administrator has broad discretion as to the terms and conditions upon which options granted shall be exercised. Options have a maximum term of ten years from the date of grant. Options granted to date generally have a ten-year term and become exercisable on the date of grant for the purchase of 25% of the shares of common stock subject to the option and for the balance on a cumulative basis in equal annual installments over a three-year period.

        SARs are rights to receive cash or shares, or a combination thereof, as the Administrator may determine, in an amount equal to the excess of (i) the fair market value of the shares with respect to which the SAR is exercised over (ii) a specified price which must not be less than 100% of the fair market value of the shares at the time the SAR is granted, or, if the SAR is granted in connection with a previously issued stock option, not less than 100% of the fair market value of shares at the time such option is granted.

        SARs may be granted in connection with a previously or contemporaneously granted stock option or independently. If a SAR is granted in relation to a stock option, (i) the SAR will be exercisable only at such times and by such persons as the related option is exercisable, and (ii) the Participant's right to exercise either the related option or the SAR will be canceled to the extent that the other is exercised. No SAR may be exercised later than ten years after the date of grant. The Administrator may provide in the SAR agreement circumstances under which SARs will become immediately exercisable and may, notwithstanding the foregoing restriction on time of exercise, accelerate the exercisability of any SAR at any time.

        Stock purchase rights are rights to purchase a specified number of shares of stock which are restricted in accordance with the terms of the award agreement, which we call "restricted stock." After a Participant exercises a stock purchase right, he or she may have the benefits of ownership of the shares of restricted stock, including the right to vote such shares and to receive dividends and other distributions thereon, subject to the restrictions set forth in the Plan and in the award agreement. Any shares of restricted stock are legended and may not be sold, transferred, or disposed of until the restrictions have elapsed. Upon the expiration, lapse, or removal of restrictions, shares free of restrictive legend will be granted to the Participant. The Administrator has broad discretion as to the specific terms and conditions of each award, including applicable rights upon certain terminations of employment. No stock purchase rights have been awarded to date under the 2002 Plan.

        Long-term performance awards entitle Participants to future payments based upon the achievement of pre-established long-term performance objectives. The award agreement for a long-term performance award will establish maximum and minimum performance targets to be achieved and the period in which the targets must be achieved. Thereafter, the Participant will be entitled to a payment in cash or shares of common stock upon the achievement of the performance targets within the performance periods. The Administrator has discretion to determine the Participants to whom long-term performance awards are to be made, the times in which such awards are to be made, the size of such awards, and all other conditions of such awards, including any restriction, deferral periods, or performance requirements. No performance unit awards have been awarded to date under the 2002 Plan.

Changes in Capitalization

        In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend or distribution, recapitalization, merger, consolidation, reorganization, split-up, combination, exchange of shares or the like, the Board of Directors shall adjust proportionately the number of shares which may be issued under the 2002 Plan, the number of shares subject to outstanding awards, and the option exercise price of each outstanding option.

Changes in Control

        If a Change in Control of the Company, as defined in the 2002 Plan, occurs, all outstanding awards will become fully exercisable and vested. In addition, unless the Board of Directors determines otherwise, all outstanding awards that are vested and exercisable, including those which are accelerated upon the Change in Control, will be terminated in exchange for a cash payment equal to the "Change in Control Price," determined in accordance with the 2002 Plan, less the exercise price of the award.

Termination

        The Board of Directors may terminate, amend, modify or suspend the 2002 Plan at any time, except that the Board of Directors may not, without the authorization of the holders of a majority of the Company's outstanding shares, increase the maximum number of shares which may be issued under the 2002 Plan (other than adjustments pursuant to the 2002 Plan), extend the last date on which awards may be granted under the 2002 Plan, extend the date on which the 2002 Plan expires, change the class of persons eligible to receive awards, or change the minimum exercise price.

Federal Income Tax Consequences

        Incentive Stock Options.    No income will be realized by a Participant upon this or her purchase of shares pursuant to the exercise of an incentive stock option. In order to take advantage of this tax benefit, the Participant must not dispose of the shares for at least one year after the date he or she exercised the incentive stock option and at least two years after the date he or she first was granted the option. Assuming compliance with this and other applicable tax provisions, a Participant will recognize long-term capital gain or loss when the Participant disposes of the shares, measured by the difference between the exercise price of the option and the amount realized for the shares at the time of disposition. No deduction will be allowed to the Company for federal income tax purposes at the time of the grant or exercise of an incentive stock option.

        If the Participant disposes of shares purchased upon the exercise of an incentive stock option before the expiration of the above-noted periods, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent of the lesser of the amount realized by the Participant in excess of the exercise price, or the spread between the exercise price and the fair market value of the shares at the time the option is exercised. Any amount realized in excess of the fair market value of the shares on the date of exercise will be treated as long- or short-term capital gain, depending upon the holding period of the shares. At the time of such a "disqualifying disposition" by a Participant, the Company will be entitled to a deduction for the amount taxable to the Participant as ordinary income.

        Nonqualified Stock Options.    The exercise of a Nonqualified Stock Option will result in the recognition of ordinary income by the Participant for federal income tax purposes in an amount equal to the difference between the exercise price and the fair market value of the shares acquired upon the exercise of the option. The Company will be entitled to a deduction equal to the amount of income recognized by the Participant. Upon the later sale of any shares acquired upon the exercise of a Nonqualified Stock Option, any amount realized by the Participant in excess of the amount recognized by the Participant as ordinary income will be treated as long- or short-term capital gain to the Participant, depending upon the holding period of the shares.

        Stock Appreciation Rights.    A Participant will realize ordinary income upon the exercise of the SAR equaling the amount of cash received or the current fair market value of stock acquired, and the Company will receive a corresponding deduction. Upon subsequent disposition of any shares received, any gain or loss will be a long- or short-term capital gain or loss depending upon the applicable holding period.

        Stock Purchase Rights and Restricted Stock.    The federal income tax consequences of awards of stock purchase rights will depend on the facts and circumstances of each award, and in particular, the nature of the restrictions imposed with respect to the stock which is the subject of the award. In general, if the stock is subject to a "substantial risk of forfeiture"—i.e., if rights to full enjoyment of the benefit of ownership of the stock are conditioned upon the future performance of substantial services by the Participant—a taxable event occurs only when the risk of forfeiture ceases. At that time, the Participant will realize ordinary income to the extent of the excess of the fair market value of the stock on the date the risk ceases over the Participant's cost for such stock, and the Company will be entitled to a deduction in the same amount. Under certain circumstances, the Participant can accelerate the taxable event with respect to the stock, in which event the ordinary income amount and the Company's deduction will be measured as of the date stock is deemed to have been transferred to the Participant. If the restrictions with respect to stock which is the subject of a restricted stock award do not subject the Participant to a "substantial risk of forfeiture" of the stock, then the Participant will realize ordinary income with respect to the stock to the extent of the difference at the time of the transfer of the stock to the Participant between the fair market value of the stock and the Participant's cost therefor, and the Company will be entitled to a deduction in the same amount. Subsequent to the determination and satisfaction of the ordinary income tax consequences, any further gain or loss realized on the subsequent disposition of such stock will be a long- or short-term capital gain or loss depending upon the applicable holding period.

        Long-Term Performance Awards.    A Participant will realize ordinary income upon receipt equaling the amount of cash or the current market value of the stock received, and the Company will receive a corresponding deduction. Upon subsequent disposition of any shares received, any gain or loss will be a long- or short-term gain or loss depending upon the applicable holding period.

        The foregoing description of tax consequences is based upon present federal income tax laws and is subject to change as the laws change. The summary does not cover any state or local tax consequences of participation in the 2002 Plan.

New Plan Benefits

        The table below shows the number of equity-based awards, all of which are stock options, that have been made under the 2002 Plan as of April 15, 2003 to each of the following:

  1.
  Each of our named executive officers;

  2.
  All current executive officers as a group;

  3.
  All current directors who are not executive officers as a group;

  4.
  All employees who are not executive officers as a group.

	Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan
Name and Position	Dollar Value ($)	Number of Units
H. Craig Dees, Chief Executive Officer (1)	$0	75,000
Timothy C. Scott, President (2)	0	75,000
Eric A. Wachter, Vice President—Pharmaceuticals (3)	0	75,000
Daniel R. Hamilton, Chief Financial Officer (4)	0	75,000
Kelly Adams, President (5)	0	0
All current executive officers as a group (4 persons)	0	300,000
All current directors who are not executive officers as a group (1 person)	0	0
All employees, including all current officers who are not executive officers, as a group (1 person)	0	2,000

(1)
Dr. Dees became our Chief Executive Officer on April 23, 2002, upon the completion of our acquisition of PPI.

(2)
Dr. Scott became our President on April 23, 2002, upon the completion of our acquisition of PPI.

(3)
Dr. Wachter became our Vice President—Pharmaceuticals on April 23, 2002, upon the completion of our acquisition of PPI.

(4)
Mr. Hamilton became our Chief Financial Officer on April 23, 2002, upon the completion of our acquisition of PPI.

(5)
Mr. Adams served as our President and sole director from February 23, 2001 until April 23, 2002.

Equity Compensation Plan Information

        The table below sets forth certain information regarding shares available as of December 31, 2003 for issuance under our equity compensation plans:

	(a)	(b)	(c)
Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	0	$0	0
Equity compensation plans not approved by stockholders	180,000	$1.49	0
Total	180,000	$1.49	0

        No equity compensation plans have been approved by our stockholders. If the 2002 Plan is approved by the stockholders, it will be the only such equity compensation plan.

        In connection with our acquisition of Pure-ific, L.L.C. ("Pure-ific"), we agreed to issue warrants to the former owners of Pure-ific entitling them to purchase an aggregate of 80,000 shares of our common stock at an exercise price of $0.50 per share (the closing price of our common stock on December 5, 2002). We will issue these warrants upon (i) the achievement of certain targets for sales of Pure-ific personal sanitizing sprays; and (ii) December 5, 2003, 2004 and 2005.

        We have granted Nace Pharma warrants for the purchase of an aggregate of 100,000 shares of our common stock at an exercise price of approximately $2.29 per share. These warrants will become exercisable only when and if Nace Pharma successfully introduces us to one of the designated major pharmaceutical companies and that introduction results in a transaction with an estimated value to us of at least $10 million, and will expire on June 7, 2005 if not exercised before that date. Our agreement with Nace Pharma is discussed in more detail above under the heading "Certain Relationships and Related Transactions—Agreement with Nace Pharma."

        Except with respect to these warrants, as of December 31, 2002 we did not have any equity compensation plans that had not been approved by the stockholders.

What vote is required to approve the proposal? What is the Board's recommendation?

        Approval of the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan requires the affirmative vote of a majority of shares present at the Annual Meeting, either in person or by proxy.

        The Board of Directors recommends that the stockholders vote FOR proposal to approve and adopt the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

Who are the Company's independent public accountants?

        The firm of BDO Seidman, LLP ("BDO Seidman") served as our independent auditors and audited our financial statements for 2002. We have engaged BDO Seidman as our independent auditors for 2002.

Will representatives of BDO Seidman attend the Annual Meeting?

        We expect that representatives of BDO Seidman will be present at the Annual Meeting. They will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Change in Certifying Accountant

        On December 20, 2002, we engaged BDO Seidman to audit the books and records of the Company for 2002 and dismissed Bierwolf, Nilson & Associates, formerly known as Crouch, Bierwolf & Associates ("BN&A"), as our independent accountants. BDO was notified of its engagement on December 20, 2002, and BN&A was notified of this change on January 3, 2003.

        The Company, previously known as "SPM Group, Inc.," engaged BN&A as its independent accountant on October 30, 2000. From October 30, 2000 through December 31, 2001 and from January 1, 2002 through December 20, 2002, there were no disagreements with BN&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BN&A, would have caused that firm to make reference to the subject matter of the disagreement in connection with its reports. No report of BN&A on our financial statements has contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles; except as follows:

  1.
  The report of BN&A with respect to our financial statements at December 31, 2001 and for the 12-month period then ended stated, "The Company has an accumulated deficit and a negative net worth at December 31, 2001. These factors raise substantial doubt about the Company's ability to continue as a going concern." Further, the report of BN&A with respect to those financial statements noted that our audited financial statements did not include any adjustments that might result from the outcome of the uncertainty as to our ability to continue as a going concern.

  2.
  The report of BN&A with respect to our financial statements at December 31, 2000 and for the 12-month period then ended stated, "The Company has an accumulated deficit and a negative net worth at December 31, 2000. These factors raise substantial doubt about the Company's ability to continue as a going concern." Further, the report of BN&A with respect to those financial statements noted that our audited financial statements did not include any adjustments that might result from the outcome of the uncertainty as to our ability to continue as a going concern.

        During our two most recent fiscal years ended December 31, 2000 and 2001, and during the period from January 1, 2002 to our engagement of BDO Seidman, neither we nor anyone acting on our behalf consulted with BDO Seidman regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was the subject of a disagreement with BN&A.

        We have provided BN&A with a copy of this disclosure and has requested that a letter be furnished to the Company, addressed to the SEC, stating whether BN&A agrees with the statements made herein or the stating the reasons it does not agree. BN&A's letter previously was filed with the SEC as an exhibit to our Current Report on Form 8-K dated December 20, 2002 and is incorporated herein by reference.

Compensation of Principal Accountants

        Audit Fees.    During 2002, BDO Seidman and BN&A billed us an aggregate of $1100.00 for professional services rendered for the audit of our financial statements for the fiscal year ended

December 31, 2001 and for the reviews of our financial statements included in our Quarterly Reports on Form 10-QSB for the same fiscal year.

        Financial Information Systems Design and Implementation Fees.    During 2002, BDO Seidman billed us an aggregate of $0 for services rendered in connection with:

  1.
  Directly or indirectly operating or supervising the operation of our information system or managing our local area network; or

  2.
  Designing or implementing a hardware or software system that aggregates source data underlying our financial statements or generates information that is significant to our financial statements.

        All Other Fees.    During 2002, BDO Seidman billed us an aggregate of $0 for services rendered other than those described above under the headings "Audit Fees" and "Financial Information Systems Design and Implementation Fees."

        The Board of Directors has considered whether the provision by BDO Seidman of services to the Company of the varieties described above under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of BDO Seidman, LLP. In view of the fact that BDO Seidman provides no such services to the Company, the Board of Directors believes that such services do not jeopardize the independence of BDO Seidman.

OTHER MATTERS

        As of the date of this proxy statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter properly is brought before the Annual Meeting for action by the stockholders, the proxy holders will vote the shares of common stock represented by proxies in the enclosed form that are returned to the Company in as recommended by the Board of Directors or, if the Board gives no recommendation, as they may determine in their own discretion.

ADDITIONAL INFORMATION

Solicitation of Proxies and Cost

        The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to solicitation of proxies by use of the mails, employees of the Company, without extra remuneration, may solicit proxies personally or by telecommunications. The Company will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

Stockholder Proposals for 2004 Annual Meeting of Stockholders

        Stockholders interested in presenting a proposal for consideration at our Annual Meeting of Stockholders in 2004 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our bylaws. To be eligible for inclusion, stockholder proposals must be received by our Secretary no later than January 16, 2004.

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
PROVECTUS PHARMACEUTICALS, INC.

1. Name

        The name of the Corporation is:

Provectus Pharmaceuticals, Inc.

2. Purpose

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada General Statutes.

3. Registered Office and Registered Agent

        The address of the Corporation's registered office in the State of Nevada is 502 E. John St. #E, Carson City, Nevada 89706-3078. The name of its registered agent at such address is CSC Services of Nevada, Inc.

4. Directors

4.1. Number of Directors

        The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

4.2. Liability of Directors

        Directors shall not have personal liability to the Corporation or the Corporation's stockholders for monetary damages for a breach of fiduciary duty as a director. This limitation shall not eliminate or limit the liability of a director for (i) any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (ii) unlawful distributions. If Chapter 78 of the Nevada General Statutes is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by Chapter 78 of the Nevada General Statutes, as so amended. Any repeal or modification of this Section 4.2 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

5. Stock

        The total number of shares which the Corporation shall have authority to issue is One Hundred Twenty-Five Million (125,000,000) shares of stock, of which One Hundred Million (100,000,000) shares shall be designated as common shares, par value $.001 per share ("Common Shares"), and Twenty-Five Million (25,000,000) shares shall be designated as preferred shares, par value $.001 per share ("Preferred Shares").

5.1. Common Shares

        Every shareholder holding Common Shares shall be entitled to one vote for each Common Share standing in his, her or its name on the books of the Corporation at the time of any regular or special meeting. Subject to the rights, preferences and limitations of any series of Preferred Shares that may be designated pursuant to Section 5.2, holders of Common Shares shall be entitled to receive the net assets of the Corporation upon dissolution and to receive any dividends which may be declared from time to time.

5.2. Preferred Shares

        Subject to the limitations and in the manner provided by law, Preferred Shares may be issued from time to time in series, and the Board of Directors of the Corporation is hereby authorized to establish and designate series of Preferred Shares, to fix the number of shares constituting each series, and to fix the designations and the relative rights, preferences and limitations of the shares of each series and the variations in the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. Subject to the limitations and in the manner provided by law, the authority of the Board of Directors of the Corporation with respect to each series shall include without limitation the authority to determine the following:

        (a)  The designation of such series;

        (b)  The number of shares initially constituting such series;

        (c)  The increase, and the decrease to a number not less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed;

        (d)  The rate or rates and the times at which dividends on the shares of such series shall be paid, the form in which such dividends shall be paid or payable (which may include additional shares of capital stock of the Corporation) and whether or not such dividends shall be cumulative and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate; provided, however, that, if the stated dividends are not paid in full, the shares of all series of Preferred Shares ranking pari passu shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full;

        (e)  Whether or not the shares of such series shall be redeemable and, if such shares shall be redeemable, the terms and conditions of such redemption, including but not limited to the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates;

        (f)    The amount payable on the shares of such series in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

        (g)  Whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law and, if such shares shall have such voting rights, the terms and conditions thereof, including but not limited to the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Shares and the right to have more than one vote per share;

        (h)  Whether or not a sinking fund shall be provided for the redemption of the shares of such series and, if such a sinking fund shall be provided, the terms and conditions thereof;

        (i)    Whether or not a purchase fund shall be provided for the shares of such series, and, if such a purchase fund shall be provided, the terms and conditions thereof;

        (j)    Whether or not the shares of such series shall have conversion or exchange privileges, and, if such shares shall have conversion or exchange privileges, the terms and conditions of conversion or exchange, including but not limited to any provision for the adjustment of the conversion rate or the conversion price and whether conversion or exchange can be affected solely by the Corporation or the holder; and

        (k)  Any other relative rights, preferences and limitations.

6. Indemnification

6.1. Mandatory Indemnification

        The Corporation shall indemnify, to the fullest extent now or hereafter permitted by Nevada law, any director or officer who was or is a party or is threatened to be made a party to, or is involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation, or a member of any committee of the Board of Directors of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, partner, trustee, employee or agent or in any other capacity while serving as a director officer, partner, trustee, employee or agent; against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; and such indemnification shall continue as to a person who has ceased to be a director, officer, partner, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 6.4, the Corporation shall indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

6.2. Permissive Indemnification

        The Corporation may indemnify any employee or agent of the Corporation to an extent greater than that required by law only if and to the extent that the directors, in their discretion, may determine.

6.3. Payment of Expenses

        Expenses, including attorneys' fees, incurred by a director or officer of the Corporation in defending any proceeding referred to in Section 6.1 shall be paid by the Corporation, in advance of the final disposition of such proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Corporation as authorized in this Section 6, which undertaking may be secured or unsecured, at the discretion of the Corporation.

6.4. Action to Compel Payment

        If a claim under Section 6.1 is not paid in full by the Corporation within thirty (30) days after a written claim therefor has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in party, the claimant also shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under Chapter 78 of the Nevada General Statutes for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Chapter 78 of the Nevada General Statutes, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

6.5. Non-Exclusive Remedy

        The indemnification and advancement of expenses provided under this Section 6 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, these Articles of Incorporation, the Bylaws of the Corporation, any agreement, vote of stockholders or of disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding office.

6.6. Contractual Obligation

        This Section 6 shall be deemed to be a contract between the Corporation and each director or officer of the Corporation, or individual who is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, who serves in such capacity at any time while this Section 6 is in effect. No repeal, amendment or other modification of this Section 6 shall affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

6.7. Savings Clause

        If this Section 6 or any portion thereof shall be invalidated or found unenforceable on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee or agent of the Corporation against expenses (including attorneys' fees), judgments, fines, excise taxes, penalties and amounts paid in settlement with respect to any proceeding to the full extent permitted by any applicable portion of this Section 6 that shall not have been invalidated or found unenforceable, or by any other applicable law.

6.8. Insurance

        The Corporation may maintain insurance, at its expense, to protect itself and on behalf of any director, officer, employee or agent of the Corporation or individual serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Chapter 78 of the Nevada General Statutes.

6.9. Interpretation

        This Section 6 shall be interpreted to allow indemnification of Directors and officers to the fullest extent allowable under Chapter 78 of the Nevada General Statutes, as amended from time to time.

7. Controlling Interest

        The provisions of Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive shall not be applied to any acquisition of a controlling interest in the Corporation.

8. Bylaws

        In furtherance of, and not in limitation of the powers conferred by statute, the Board of Directors is authorized to adopt, amend, or repeal Bylaws of the Corporation by the vote of a majority of the directors present at any regular or special meeting of the Board or by written consent. The stockholders of the Corporation may not adopt, amend, or repeal any Bylaw unless such action is approved by the affirmative vote of the holders of not less than seventy-five percent (75%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for purposes of this Section 8 as a single class.

EXHIBIT B

PROVECTUS PHARMACEUTICALS, INC.
AMENDED AND RESTATED 2002 STOCK PLAN

1.    Purpose of the Plan

        The purpose of the Provectus Pharmaceuticals, Inc. 2002 Stock Plan is to enable the Corporation to provide an incentive to Officers, Directors, Employees, and Consultants whose present and potential contributions are important to the continued success of the Corporation, to afford these individuals the opportunity to acquire a proprietary interest in the Corporation, and to enable the Corporation to enlist and retain in its employment the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) Options, (b) Stock Appreciation Rights, (c) Stock Purchase Rights, and (d) Long-Term Performance Awards.

2.    Definitions

        As used herein, the following definitions shall apply:

        (a)  "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

        (b)  "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, Nevada corporate law and the Code.

        (c)  "Award Agreement" means a written agreement between the Corporation and an Participant that evidences the specific terms and conditions of an individual Option or Right, subject to the general terms and conditions of the Plan.

        (d)  "Board" means the Board of Directors of the Corporation.

        (e)  "Change in Control" means the occurrence of any of the following:

            (i)  When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, a Subsidiary or a Corporation employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors; or

          (ii)  The stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets; or

          (iii)  A change in the composition of the Board of Directors of the Corporation, as a result of which fewer than a majority of the directors are Incumbent Directors.

        (f)    "Change in Control Price" means any one of the following, as determined by the Board:

            (i)  the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"); or

          (ii)  the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Corporation, at any time within the 60-Day Period; or

          (iii)  such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

        (g)  "Code" means the Internal Revenue Code of 1986, as amended.

        (h)  "Committee" means a Committee appointed by the Board in accordance with Section 5 of the Plan.

        (i)    "Common Stock" means the common shares, $.001 par value, of the Corporation.

        (j)    "Corporation" means Provectus Pharmaceuticals, Inc., a Nevada corporation.

        (k)  "Consultant" means any person, including an advisor, engaged by the Corporation or a Parent or Subsidiary to render services and who is compensated for such services, and which services are in no way related to a "capital raising" transaction.

        (l)    "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Corporation, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Corporation policies) or statute; or (ii) transfers between locations of the Corporation or between the Corporation, its Parent, its Subsidiaries or its successor.

        (m)  "Director" means a member of the Board.

        (n)  "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

        (o)  "Employee" means any person, including Officers and Directors, employed by the Corporation or any Parent or Subsidiary of the Corporation. Neither service as a Director nor payment of a director's fee by the Corporation shall be sufficient to constitute "employment" by the Corporation.

        (p)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (q)  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i)  the average on the applicable date of the high and low prices of a share of Common Stock on the principal national securities exchange on which shares of Common Stock then are trading, or, if shares were not traded on such date, then on the next preceding date on which a trade occurred; or

          (ii)  if shares of Common Stock are not traded on a national securities exchange but are listed on the Nasdaq Stock Market ("Nasdaq"), the last reported sale price on such date as reported by Nasdaq; or

          (iii)  if shares of Common Stock are not traded on a national securities exchange and are not listed on Nasdaq, the closing bid price (or average bid prices) last quoted on such date by an established quotation service for over-the-counter securities; or

          (iv)  if shares of Common Stock are not traded on such date, the fair market value of a share of Common Stock as established by the Board acting in good faith and taking into consideration all factors which it deems appropriate, including recent sale or offer prices for Common Stock in private arm's-length transactions.

        (r)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (s)  "Incumbent Directors" means Directors who either (i) are Directors as of the date the Plan is approved by the stockholders of the Corporation, or (ii) are elected, or nominated for election, to the Board of Directors of the Corporation with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Corporation).

        (t)    "Long-Term Performance Award" means an award under Section 9 of the Plan, evidenced by a Award Agreement, that permits the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such Corporation, Subsidiary and/or individual performance factors or other criteria as the Administrator may deem appropriate and set out in the individual Award Agreement.

        (u)  "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option.

        (v)  "Officer" means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (w)  "Option" means a stock option granted pursuant to the Plan.

        (x)  "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

        (y)  "Optioned Stock" means the Common Stock subject to an Option or Right.

        (z)  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (aa) "Participant" means an Officer, Director, Employee or Consultant who holds an outstanding Option or Right.

        (bb) "Plan" means the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan, as amended from time to time.

        (cc) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 8 of the Plan and subject to a Award Agreement.

        (dd) "Right" means and includes SARs, Long-Term Performance awards and Stock Purchase Rights granted pursuant to the Plan.

        (ee) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

        (ff) "SAR" means a stock appreciation right granted pursuant to Section 7.2 of the Plan.

        (gg) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

        (hh) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 8 of the Plan, as evidenced by a Award Agreement.

          (ii)  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Eligibility

        Nonqualified Stock Options and Rights may be granted to Employees and Consultants, including Officers and Directors who are Employees or Consultants, and to Directors who are not Employees. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Director who has been granted an Option or Right may be granted additional Options or Rights.

4.    Stock Subject to the Plan

        The total number of Shares reserved and available for issuance under the Plan is 2,000,000 Shares. If any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited, or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the Shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan. In addition, Shares that have been subject to SARs exercised for cash, whether granted in connection with or independently of options, shall again be available for distribution under the Plan. Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock were repurchased by the Corporation at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

5.    Administration

5.1. Composition of Administrator

        (a)  Multiple Administrative Bodies. If required or permitted by Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (i) Directors who are employees, (ii) Officers who are not Directors and (iii) Employees who are neither Directors nor Officers.

        (b)  Administration with respect to Directors and Officers. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Corporation, the Plan shall be administered by (i) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (ii) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (A) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (B) in such a manner as to satisfy the Applicable Laws.

        (c)  Administration with respect to Other Persons. With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Corporation, the Plan shall be administered by (i) the Board or (ii) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

        (d)  General. Once a Committee has been appointed pursuant to Sections 5.1(b) and/or 5.1(c), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under Section 5.1(c), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

        (e)  Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i)  to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

          (ii)  to select the Consultants and Employees to whom Options and Rights may be granted hereunder;

          (iii)  to determine whether and to what extent Options and Rights or any combination thereof, are granted hereunder;

          (iv)  to determine the number of shares of Common Stock to be covered by each Option and Right granted hereunder;

          (v)  to approve forms of agreement for use under the Plan;

          (vi)  to determine the terms and conditions of any award granted hereunder, which shall not be inconsistent with the terms of the Plan and shall include, but not be limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        (vii)  to construe and interpret the terms of the Plan;

        (viii)  to prescribe, amend and rescind rules and regulations relating to the Plan;

          (ix)  to determine whether and under what circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

          (x)  to reduce the exercise price of any Option or Right;

          (xi)  to modify or amend each Option or Right (subject to Section 13 of the Plan);

        (xii)  to authorize any person to execute on behalf of the Corporation any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

        (xiii)  to institute an Option Exchange Program;

        (xiv)  to determine the terms and restrictions applicable to Options and Rights and any Restricted Stock; and

        (xv)  to make all other determinations deemed necessary or advisable for administering the Plan.

        (f)    Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Options or Rights.

6.    Duration of the Plan

        The Plan shall remain in effect until terminated by the Board under the terms of the Plan; provided, that in no event may Incentive Stock Options be granted under the Plan later than 10 years from the date the Plan was adopted by the Board.

7.    Options and SARs

7.1. Options

        The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonqualified Stock Options. Each Option shall be evidenced by a Award Agreement which shall expressly identify the Options as Incentive Stock Options or as Nonqualified Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Corporation, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

        (a)  Exercise Price; Number of Shares. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 7.1(d) of the Plan. The Award Agreement shall specify the number of Shares to which it pertains.

        (b)  Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than 10 years from the date of grant.

        (c)  Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

            (i)  cash;

          (ii)  check;

          (iii)  promissory note;

          (iv)  other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v)  delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Corporation of the sale or loan proceeds required to pay the exercise price;

          (vi)  any combination of the foregoing methods of payment; or

        (vii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        (d)  Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

            (i)  Dollar Limitation. To the extent that the aggregate Fair Market Value of (A) the Shares with respect to which Options designated as Incentive Stock Options plus (B) the shares of stock of the Corporation, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Participant during any calendar year under all plans of the Corporation and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, (1) Options shall be taken into account in the order in which they were granted, and (2) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

          (ii)  10% Stockholder. If any Participant to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary of the Corporation, then the following special provisions shall be applicable to the Option granted to such individual:

            (A)  The per Share Option price of Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

            (B)  The Option shall not have a term in excess of 10 years from the date of grant. Except as modified by the preceding provisions of this Section 7.1(d)and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

        (e)  Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

        (f)    Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

7.2. Stock Appreciation Rights

        (a)  In Connection with Options. At the sole discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

            (i)  The SAR shall entitle the Participant to exercise the SAR by surrendering to the Corporation unexercised a portion of the related Option. The Participant shall receive in Exchange from the Corporation an amount equal to the excess of (A) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (B) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

          (ii)  When an SAR is exercised, the related Option, to the extent surrendered, shall cease to be exercisable.

          (iii)  An SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

          (iv)  An SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

        (b)  Independent of Options. At the sole discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

            (i)  The SAR shall entitle the Participant, by exercising the SAR, to receive from the Corporation an amount equal to the excess of (A) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (B) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

          (ii)  SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Participant's SAR agreement.

        (c)  Form of Payment. The Corporation's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

        (d)  Performance-Based Compensation Limitations. No Employee shall be granted, in any fiscal year of the Corporation, Options or SARs to receive more than 100,000 Shares of Common Stock, provided that the Corporation may make an additional one-time grant of up to 100,000 Shares to newly-hired Employees. The foregoing limitations shall adjust proportionately in connection with any change in the Corporation's recapitalization as described in Section 11.1.

7.3. Method of Exercise

        (a)  Procedure for Exercise; Rights as a Stockholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

        An Option may not be exercised for a fraction of a Share.

        An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Award Agreement consist of any consideration and method of payment allowable under Section 7.1(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

        (b)  Rule 16b-3. Options and SARs granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        (c)  Termination of Employment or Consulting Relationship. In the event an Participant's Continuous Status as an Employee or Consultant terminates (other than upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six months (three months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or Award Agreement). To the extent that Participant was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Participant does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

        (d)  Disability of Participant. In the event an Participant's Continuous Status as an Employee or Consultant terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR, but only within 12 months from the date of such termination, and only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or Award Agreement). To the extent that Participant was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Participant does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

        (e)  Death of Participant. In the event of an Participant's death, the Participant's estate or a person who acquired the right to exercise the deceased Participant's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within 12 months following the date of death, and only to the extent that the Participant was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or Award Agreement). To the extent that Participant was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Participant's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

8.    Stock Purchase Rights

8.1. Rights to Purchase

        Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Award Agreement in the form determined by the Administrator.

8.2. Repurchase Option

        Unless the Administrator determines otherwise, the Award Agreement shall grant the Corporation a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Corporation for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Corporation. The repurchase option shall lapse at such rate as the Administrator may determine.

8.3. Other Provisions

The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Award Agreements need not be the same with respect to each purchaser.

8.4. Rule 16b-3

        Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

8.5. Rights as a Stockholder

        Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Corporation. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 11 of the Plan.

8.6. Withholding Taxes

        In accordance with any applicable administrative guidelines it establishes, the Committee may allow a purchaser to pay the amount of taxes required by law to be withheld as a result of a purchase of Shares or a lapse of restrictions in connection with Shares purchased pursuant to a Stock Purchase Right, by withholding from any payment of Common Stock due as a result of such purchase or lapse of restrictions, or by permitting the purchaser to deliver to the Corporation, Shares having a Fair Market Value, as determined by the Committee, equal to the amount of such required withholding taxes.

9.    Long-Term Performance Awards

9.1. Administration

        Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Corporation, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Award Agreement. The terms of such awards need not be the same with respect to each participant.

        At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

9.2. Adjustment of Awards

        The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

10.  Non-Transferability of Options

        Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

11.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control

11.1. Changes in Capitalization

        Subject to any required action by the stockholders of the Corporation, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

11.2. Dissolution or Liquidation

        In the event of the proposed dissolution or liquidation of the Corporation, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Participant the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

11.3. Merger or Asset Sale

        Subject to the provisions of Section 11.4, in the event of a merger of the Corporation with or into another corporation, or the sale of substantially all of the assets of the Corporation, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant that the Option or Right shall be exercisable for a period of 15 days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

11.4. Change in Control

        In the event of a "Change in Control" of the Corporation, then the following acceleration and valuation provisions shall apply:

        (a)  Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Options and Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

        (b)  Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, all outstanding Options and Rights, to the extent they are exercisable and vested (including Options and Rights that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price, (reduced by the exercise price, if any, applicable to such Options or Rights). These cash proceeds shall be paid to the Participant or, in the event of death of an Participant prior to payment, to the estate of the Participant or to a person who acquired the right to exercise the Option or Right by bequest or inheritance.

12.  Date of Grant

        The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

13.  Amendment and Termination of the Plan

13.1. Amendment and Termination

        The Board may amend, alter, suspend or terminate the Plan at any time.

13.2. Effect of Amendment or Termination

        No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Corporation.

14.  Conditions Upon Issuance of Shares

14.1. Legal Compliance

        Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

14.2. Investment Representations

        As a condition to the exercise of an Option or Right, the Corporation may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

15.  Liability of Corporation

15.1. Inability to Obtain Authority

        The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.2. Grants Exceeding Allotted Shares

        If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 17(a) of the Plan.

16.  Reservation of Shares

        The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.  Stockholder Approval

        (a)  The Corporation shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

        (b)  Continuance of the Plan shall be subject to approval by the stockholders of the Corporation within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

18.  Effect on Plan

        The Plan amends and restates in its entirety the Provectus Pharmaceuticals, Inc. 2002 Stock Plan (the "Prior Plan"), approved by the Board of Directors of the Corporation on April 22, 2002. Any Options or Rights granted under the Prior Plan shall remain outstanding and hereafter shall be governed by the terms of the Plan.

PROXY	PROXY

2003 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The 2002 Annual Meeting of Stockholders of Provectus Pharmaceuticals, Inc. a Nevada corporation (the "Company") will be held at the offices of Baker, Donelson, Bearman & Caldwell, the Company's counsel, located at Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee 37902, on Thursday, May 15, 2003, beginning at 3:00 p.m. Eastern time. The undersigned hereby acknowledges receipt of the combined Notice of 2003 Annual Meeting of Stockholders and Proxy Statement dated April 15, 2003, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

        The undersigned hereby appoints Daniel R. Hamilton and Heather Long, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

        The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted FOR proposals 1, 2, and 3.

(continued on reverse side)

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7327 Oak Ridge Highway, Suite A Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

April 15, 2003

Dear Stockholder:

        It is a great pleasure to have this opportunity to provide you with our 2002 Annual Report and the Proxy Statement for our 2002 Annual Meeting of Stockholders. The Annual Report discusses our performance in fiscal 2002 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on May 15, 2003.

Your Vote Is Important!

        You can vote by completing, signing, dating, and returning your proxy card in the accompanying envelope.

        Thank you for your continued interest in, and ownership of, Provectus Pharmaceuticals, Inc.

                      Sincerely,

                      /s/  CRAIG

                      H. Craig Dees, Ph.D.
                      Chief Executive Officer

        This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned's instructions set forth herein. If no instructions are provided, this proxy will be voted FOR each of the proposals described below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

1.
As to the election to the Board of Directors of the nominees named in the proxy statement delivered in connection with the Annual Meeting of Stockholdres, each for a one-year term expiring at the 2004 Annual Meeting of Stockholders:
☐	FOR all nominees listed below:
	H. Craig Dees, Ph.D.	Timothy C. Scott, Ph.D.
	Stuart Fuchs	Eric A. Wachter, Ph.D.
☐	WITHHOLD AUTHORITY for all nominees Instruction: To withhold authority to vote for any director nominee, mark this box and draw a line through the name of the nominee in the list above.
2.
As to approval of the Amended and Restated Articles of Incorporation of Provectus Pharmaceuticals, Inc.:

  ☐ FOR                                           ☐ AGAINST                                           ☐ ABSTAIN

3.
As to approval of the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan:

  ☐ FOR                                           ☐ AGAINST                                           ☐ ABSTAIN

        With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.

☒	Please mark your votes as indicated in this example.	Date:	, 2003

Signature of stockholder
Signature of stockholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

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Vote by Mail

Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING.

QuickLinks

TABLE OF CONTENTS
ABOUT THE ANNUAL MEETING
STOCK OWNERSHIP
ITEM 1: ELECTION OF DIRECTORS
EXECUTIVE OFFICER COMPENSATION
ITEM 2: APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
ITEM 3: APPROVAL OF 2002 STOCK OPTION PLAN
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
ADDITIONAL INFORMATION
EXHIBIT A
EXHIBIT B